United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 30, 2012

The Laclede Group, Inc.
720 Olive Street
St. Louis, Missouri 63101
314-342-0500

______________

(Exact name of registrant as specified in its charter)
(Address of principal executive offices, including zip code)
(Registrant’s telephone number including area code)

Missouri	1-16681	74-2976504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 30, 2012, Laclede Energy Resources, Inc. (LER) entered into an amendment and restatement of its Firm Transportation Service Agreement TSA No. 1006667 with CenterPoint Energy Gas Transmission Company effective May 1, 2012.  Under the agreement as amended and restated, the term of the agreement was extended to October 31, 2017, and the reservation charge was modified to be reduced for the period May 1, 2012 through October 31, 2013 and to be a variable charge tied to an index spread subject to a minimum reservation charge for the remainder of the agreement period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: May 1, 2012	By:	/s/ M. D. Waltermire
M. D. Waltermire Executive Vice President and Chief Financial Officer